Exhibit 99.2

Quarterly Financial Supplement - 1Q2018

April 25, 2018

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-17	Jun-17	Sep-17	Dec-17	Mar-18

Assets
Investments:
Fixed maturities, available for sale, at fair value	$21,378.4	$22,071.4	$22,129.9	$22,910.9	$22,375.5
Equity securities at fair value	587.8	622.6	713.3	440.6	498.7
Mortgage loans	1,788.5	1,734.7	1,667.8	1,650.6	1,601.2
Policy loans	112.4	112.1	114.6	116.0	116.0
Trading securities	341.1	308.0	294.4	284.6	289.6
Investments held by variable interest entities	1,514.5	1,309.6	1,382.5	1,526.9	1,583.9
Other invested assets	665.2	722.6	752.1	924.5	951.1
Total investments	26,387.9	26,881.0	27,054.6	27,854.1	27,416.0
Cash and cash equivalents - unrestricted	530.2	548.8	765.9	578.4	610.8
Cash and cash equivalents held by variable interest entities	354.5	391.1	105.9	178.9	115.6
Accrued investment income	258.2	240.9	268.0	245.9	268.1
Present value of future profits	388.8	377.8	368.5	359.6	350.4
Deferred acquisition costs	1,028.5	1,012.4	1,023.8	1,026.8	1,083.6
Reinsurance receivables	2,241.1	2,217.9	2,195.5	2,175.2	2,153.5
Income tax assets, net	697.8	594.2	567.4	366.9	450.4
Assets held in separate accounts	4.6	4.7	4.8	5.0	4.7
Other assets	535.8	573.0	350.2	319.5	356.0
Total assets	$32,427.4	$32,841.8	$32,704.6	$33,110.3	$32,809.1
Liabilities
Liabilities for insurance products:
Policyholder account balances	$10,975.1	$11,037.3	$11,113.5	$11,220.7	$11,254.5
Future policy benefits	11,057.2	11,271.7	11,374.1	11,521.3	11,312.2
Liability for policy and contract claims	498.1	506.3	519.5	530.3	509.1
Unearned and advanced premiums	292.8	282.5	262.4	261.7	270.3
Liabilities related to separate accounts	4.6	4.7	4.8	5.0	4.7
Other liabilities	798.0	866.5	789.1	751.8	869.0
Investment borrowings	1,647.2	1,647.0	1,646.9	1,646.7	1,646.5
Borrowings related to variable interest entities	1,634.2	1,532.6	1,198.2	1,410.7	1,410.5
Notes payable - direct corporate obligations	913.4	913.9	914.4	914.6	915.1
Total liabilities	27,820.6	28,062.5	27,822.9	28,262.8	28,191.9
Shareholders' equity
Common stock	1.7	1.7	1.7	1.7	1.6
Additional paid-in capital	3,177.1	3,116.7	3,094.5	3,073.3	3,075.6
Retained earnings	698.4	766.4	851.9	560.4	645.7
Total shareholders' equity before accumulated other comprehensive income	3,877.2	3,884.8	3,948.1	3,635.4	3,722.9
Accumulated other comprehensive income	729.6	894.5	933.6	1,212.1	894.3
Total shareholders' equity	4,606.8	4,779.3	4,881.7	4,847.5	4,617.2
Total liabilities and shareholders' equity	$32,427.4	$32,841.8	$32,704.6	$33,110.3	$32,809.1

	Mar-17	Jun-17	Sep-17	Dec-17	Mar-18

Book value per common share	$26.77	$28.28	$29.10	$29.05	$27.59

Book value per common share, excluding accumulated other comprehensive income (1) (2)	$22.53	$22.98	$23.53	$21.79	$22.25

Book value per diluted share (1) (3)	$22.31	$22.74	$23.19	$21.43	$21.94

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Revenues
Insurance policy income	$663.8	$664.1	$659.3	$660.1	$2,647.3	$659.9
Net investment income:
General account assets	312.0	322.4	325.9	325.1	1,285.4	329.1
Policyholder and other special-purpose portfolios	75.2	43.9	52.7	94.1	265.9	12.8
Realized investment gains (losses):
Net realized investment gains (losses), excluding impairment losses	16.3	24.0	34.5	2.6	77.4	(15.2)
Other-than-temporary impairments:
Total other-than-temporary impairment losses	(8.4)	(4.2)	(4.7)	(4.6)	(21.9)	—
Change in other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	(0.9)	—	—	(0.9)	—
Net impairment losses recognized	(8.4)	(5.1)	(4.7)	(4.6)	(22.8)	—
Loss on dissolution of variable interest entities	—	(3.7)	(0.6)	—	(4.3)	—
Total realized gains (losses)	7.9	15.2	29.2	(2.0)	50.3	(15.2)
Fee revenue and other income	11.8	11.5	12.2	12.8	48.3	21.2
Total revenues	1,070.7	1,057.1	1,079.3	1,090.1	4,297.2	1,007.8

Benefits and expenses
Insurance policy benefits	669.3	634.2	638.1	661.1	2,602.7	586.6
Interest expense	30.8	31.4	30.1	31.4	123.7	33.6
Amortization	63.5	59.6	58.2	58.0	239.3	71.9
Loss on extinguishment of borrowings related to variable interest entities	—	—	5.5	4.0	9.5	—
Other operating costs and expenses	210.4	203.4	217.5	210.2	841.5	207.6
Total benefits and expenses	974.0	928.6	949.4	964.7	3,816.7	899.7

Income before income taxes	96.7	128.5	129.9	125.4	480.5	108.1
Income tax expense on period income	34.4	45.1	44.1	39.2	162.8	23.8
Valuation allowance for deferred tax assets and other tax items	—	—	(15.0)	157.1	142.1	—
Net income (loss)	$62.3	$83.4	$100.8	$(70.9)	$175.6	$84.3

CNO Financial Group, Inc.
Operating results ($ in millions, except per share amounts)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Adjusted EBIT (4):
Bankers Life	$89.7	$112.6	$106.9	$109.7	$418.9	$89.5
Washington National	23.5	23.6	27.5	23.7	98.3	34.3
Colonial Penn	(0.3)	8.0	9.0	5.9	22.6	(1.5)
Long-term care in run-off	0.4	1.7	(1.0)	0.6	1.7	—
Adjusted EBIT from business segments	113.3	145.9	142.4	139.9	541.5	122.3
Corporate operations, excluding corporate interest expense	(8.9)	(13.2)	(14.9)	(3.3)	(40.3)	(15.5)
Adjusted EBIT	104.4	132.7	127.5	136.6	501.2	106.8
Corporate interest expense	(11.5)	(11.6)	(11.7)	(11.7)	(46.5)	(11.9)
Operating earnings before taxes	92.9	121.1	115.8	124.9	454.7	94.9
Tax expense on operating income	33.1	42.5	39.1	39.1	153.8	21.0
Net operating income (5)	59.8	78.6	76.7	85.8	300.9	73.9
Net realized investment gains (losses) (net of related amortization)	7.9	14.9	28.5	(2.0)	49.3	(15.2)
Fair value changes in embedded derivative liabilities (net of related amortization)	(4.4)	(5.9)	2.3	5.5	(2.5)	25.1
Fair value changes related to agent deferred compensation plan	—	—	(13.4)	1.2	(12.2)	—
Other	0.3	(1.6)	(3.3)	(4.2)	(8.8)	3.3
Non-operating income before taxes	3.8	7.4	14.1	0.5	25.8	13.2
Income tax expense (benefit):
On non-operating income	1.3	2.6	5.0	0.1	9.0	2.8
Valuation allowance for deferred tax assets and other tax items	—	—	(15.0)	157.1	142.1	—
Net non-operating income (loss)	2.5	4.8	24.1	(156.7)	(125.3)	10.4
Net income (loss)	$62.3	$83.4	$100.8	$(70.9)	$175.6	$84.3

Per diluted share:
Net operating income	$.34	$.45	$.45	$.51	$1.75	$.44
Net realized investment gains (losses) (net of related amortization and taxes)	.03	.06	.11	(.01)	.19	(.07)
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	(.01)	(.02)	.01	.02	(.01)	.12
Fair value changes related to agent deferred compensation plan (net of taxes)	—	—	(.05)	.01	(.05)	—
Valuation allowance for deferred tax assets and other tax items	—	—	.09	(.94)	(.83)	—
Other	—	(.01)	(.02)	(.01)	(.03)	.01
Net income (loss)	$.36	$.48	$.59	$(.42)	$1.02	$.50

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q17	2Q17	3Q17	4Q17 (a)	2017	1Q18
(000s)

Basic
Shares outstanding, beginning of period	173,753.6	172,103.8	169,018.9	167,762.3	173,753.6	166,857.9
Weighted average shares issued during the period:
Shares repurchased	(513.6)	(1,663.6)	(341.4)	(438.3)	(4,293.0)	—
Stock options exercised and vested restricted and performance stock	213.3	140.1	7.1	104.2	642.5	307.6
Shares withheld for the payment of taxes on the vesting of restricted stock	(22.6)	(23.8)	(1.0)	(0.5)	(78.5)	(105.9)
Weighted average basic shares outstanding during the period	173,430.7	170,556.5	168,683.6	167,427.7	170,024.6	167,059.6
Basic shares outstanding, end of period	172,103.8	169,018.9	167,762.3	166,857.9	166,857.9	167,354.3
Diluted
Weighted average basic shares outstanding	173,430.7	170,556.5	168,683.6	167,427.7	170,024.6	167,059.6
Common stock equivalent shares related to:
Stock options, restricted stock and performance units	1,634.7	1,795.0	2,298.1	—	2,119.6	2,617.8
Weighted average diluted shares outstanding during the period	175,065.4	172,351.5	170,981.7	167,427.7	172,144.2	169,677.4
Diluted shares outstanding, end of period	173,818.0	170,859.3	170,237.2	169,654.3	169,654.3	169,705.4

(a) Equivalent common shares of 2,750.3 were not included in the diluted weighted average share outstanding due to the net loss recognized in 4Q17.

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Insurance policy income	$419.1	$419.1	$414.6	$413.8	$1,666.6	$410.7
Net investment income (loss):
General account invested assets	231.1	237.7	242.1	242.9	953.8	243.1
Fixed index products	41.8	19.2	28.5	64.0	153.5	(5.2)
Fee revenue and other income	10.6	10.6	11.3	11.6	44.1	19.6
Total revenues	702.6	686.6	696.5	732.3	2,818.0	668.2

Insurance policy benefits	367.6	357.6	364.7	358.6	1,448.5	373.7
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	26.5	26.5	26.3	25.7	105.0	24.9
Cost of options to fund index credits, net of forfeitures	14.9	16.2	16.0	16.6	63.7	17.1
Market value changes credited to policyholders	42.2	19.0	30.2	63.2	154.6	(4.6)
Amortization related to operations	46.3	41.3	38.7	37.3	163.6	47.0
Interest expense on investment borrowings	4.2	4.8	5.3	5.5	19.8	6.1
Other operating costs and expenses	111.2	108.6	108.4	115.7	443.9	114.5
Total benefits and expenses	612.9	574.0	589.6	622.6	2,399.1	578.7
Adjusted EBIT (4)	$89.7	$112.6	$106.9	$109.7	$418.9	$89.5

Health underwriting margins (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Medicare supplement:
Earned premium	$196.0	$194.3	$194.5	$193.2	$778.0	$192.6
Benefit ratio	70.0%	70.4%	72.0%	70.7%	70.8%	73.3%
Underwriting margin (earned premium less policy benefits)	$58.8	$57.4	$54.5	$56.7	$227.4	$51.4

Long-term care:
Earned premium	$115.6	$113.7	$112.7	$111.1	$453.1	$109.5
Benefit ratio before interest income on reserves	132.6%	126.9%	134.2%	135.3%	132.3%	133.4%
Interest-adjusted benefit ratio	72.5%	66.2%	72.9%	73.1%	71.2%	70.2%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$31.8	$38.4	$30.5	$29.9	$130.6	$32.6

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Fixed index annuities	$4,871.4	$5,050.7	$5,222.5	$5,413.6	$5,139.6	$5,564.6
Fixed interest annuities	3,012.3	2,934.9	2,860.5	2,790.1	2,899.5	2,713.7
SPIAs and supplemental contracts:
Mortality based	164.9	162.2	159.2	155.8	160.5	152.4
Deposit based	151.6	149.8	148.1	146.7	149.0	144.9
Health:
Long-term care	4,866.1	4,946.6	5,038.4	5,098.6	4,987.4	5,056.1
Medicare supplement	343.4	337.0	329.8	329.5	334.9	324.6
Other health	54.1	55.4	56.5	57.8	55.9	58.8
Life:
Interest sensitive	757.3	772.1	785.6	797.8	778.2	808.5
Non-interest sensitive	1,062.2	1,081.0	1,099.1	1,117.2	1,089.9	1,134.7
Total average liabilities for insurance products, net of reinsurance ceded	$15,283.3	$15,489.7	$15,699.7	$15,907.1	$15,594.9	$15,958.3

Annuities - account value rollforwards (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Fixed index annuities
Balance as of the beginning of the period	$4,740.2	$4,896.3	$5,061.4	$5,222.7	$4,740.2	$5,410.7
Gross deposits	235.3	247.2	222.6	259.6	964.7	235.4
Withdrawals	(112.0)	(114.1)	(96.1)	(122.9)	(445.1)	(138.5)
Returns reinvested	32.8	32.0	34.8	51.3	150.9	42.0
Balance as of the end of the period	$4,896.3	$5,061.4	$5,222.7	$5,410.7	$5,410.7	$5,549.6

Fixed interest annuities
Balance as of the beginning of the period	$3,048.3	$2,973.4	$2,893.3	$2,824.5	$3,048.3	$2,752.6
Gross deposits	18.6	15.2	12.3	11.2	57.3	14.2
Withdrawals	(112.9)	(114.4)	(100.0)	(101.4)	(428.7)	(112.7)
Returns reinvested	19.4	19.1	18.9	18.3	75.7	17.5
Balance as of the end of the period	$2,973.4	$2,893.3	$2,824.5	$2,752.6	$2,752.6	$2,671.6

Total annuities
Balance as of the beginning of the period	$7,788.5	$7,869.7	$7,954.7	$8,047.2	$7,788.5	$8,163.3
Gross deposits	253.9	262.4	234.9	270.8	1,022.0	249.6
Withdrawals	(224.9)	(228.5)	(196.1)	(224.3)	(873.8)	(251.2)
Returns reinvested	52.2	51.1	53.7	69.6	226.6	59.5
Balance as of the end of the period	$7,869.7	$7,954.7	$8,047.2	$8,163.3	$8,163.3	$8,221.2

CNO Financial Group, Inc.
Bankers Life
Present value of future profits (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Balance, beginning of period	$95.5	$91.3	$87.3	$84.1	$95.5	$81.1
Amortization related to operations	(7.9)	(7.3)	(6.7)	(6.9)	(28.8)	(7.2)
Amortization related to net realized investment (gains) losses	—	—	—	—	—	—
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	3.7	3.3	3.5	3.9	14.4	3.9
Balance, end of period	$91.3	$87.3	$84.1	$81.1	$81.1	$77.8

Deferred acquisition costs (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Balance, beginning of period	$646.2	$621.8	$604.1	$608.5	$646.2	$606.5
Deferred acquisition expenses	41.7	43.0	38.1	34.5	157.3	40.2
Amortization related to operations	(38.4)	(34.0)	(32.0)	(30.4)	(134.8)	(39.8)
Amortization related to net realized investment (gains) losses	—	(0.3)	(0.7)	—	(1.0)	—
Amortization related to fair value changes in embedded derivative liabilities	1.0	1.3	(0.5)	(1.1)	0.7	(5.3)
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	(28.7)	(27.7)	(0.5)	(5.0)	(61.9)	50.0
Balance, end of period	$621.8	$604.1	$608.5	$606.5	$606.5	$651.6

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Insurance policy income	$167.1	$167.5	$167.4	$169.4	$671.4	$171.0
Net investment income (loss):
General account invested assets	63.4	64.8	65.5	63.8	257.5	65.4
Fixed index products	2.6	1.2	2.0	3.2	9.0	(0.4)
Trading account income related to policyholder accounts	1.4	0.5	0.5	1.3	3.7	0.4
Fee revenue and other income	0.3	0.2	0.3	0.2	1.0	0.2
Total revenues	234.8	234.2	235.7	237.9	942.6	236.6

Insurance policy benefits	137.8	139.9	138.0	135.0	550.7	134.1
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	3.3	3.2	3.2	3.2	12.9	3.1
Cost of options to fund index credits, net of forfeitures	1.0	1.0	1.2	1.2	4.4	0.9
Market value changes credited to policyholders	4.6	1.2	2.3	5.0	13.1	(0.4)
Amortization related to operations	14.3	15.3	14.3	14.9	58.8	14.5
Interest expense on investment borrowings	1.3	1.5	1.7	1.8	6.3	2.1
Other operating costs and expenses	49.0	48.5	47.5	53.1	198.1	48.0
Total benefits and expenses	211.3	210.6	208.2	214.2	844.3	202.3
Adjusted EBIT (4)	$23.5	$23.6	$27.5	$23.7	$98.3	$34.3

Health underwriting margins (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Medicare supplement:
Earned premium	$14.3	$13.7	$13.3	$13.1	$54.4	$12.6
Benefit ratio	66.8%	70.4%	68.1%	67.0%	68.1%	66.5%
Underwriting margin (earned premium less policy benefits)	$4.8	$4.0	$4.2	$4.4	$17.4	$4.2

Supplemental health and other:
Earned premium	$145.6	$146.3	$147.2	$149.4	$588.5	$151.3
Benefit ratio before interest income on reserves	84.6%	84.5%	83.2%	80.7%	83.2%	78.3%
Interest-adjusted benefit ratio	60.6%	60.4%	59.0%	56.6%	59.1%	54.4%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$57.3	$57.9	$60.4	$64.8	$240.4	$69.0

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Fixed index annuities	$326.1	$317.8	$309.9	$303.2	$314.2	$295.4
Fixed interest annuities	100.8	99.2	96.6	95.1	97.9	93.8
SPIAs and supplemental contracts:
Mortality based	233.5	232.3	231.8	230.7	232.1	226.9
Deposit based	271.9	269.4	267.8	269.0	269.5	269.8
Separate Accounts	4.6	4.6	4.8	4.9	4.7	4.8
Health:
Supplemental health	2,680.2	2,715.8	2,749.9	2,782.0	2,732.0	2,814.7
Medicare supplement	26.9	25.4	23.9	23.0	24.8	22.1
Other health	13.8	13.8	13.4	13.0	13.5	12.5
Life:
Interest sensitive	149.2	149.0	148.9	149.6	149.2	149.5
Non-interest sensitive	175.3	173.2	174.1	177.4	175.0	174.4
Total average liabilities for insurance products, net of reinsurance ceded	$3,982.3	$4,000.5	$4,021.1	$4,047.9	$4,012.9	$4,063.9

Annuities - account value rollforwards (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Fixed index annuities
Balance as of the beginning of the period	$313.4	$304.8	$296.2	$291.0	$313.4	$284.0
Gross deposits	0.2	0.2	0.1	0.2	0.7	0.3
Withdrawals	(11.6)	(12.3)	(9.0)	(10.5)	(43.4)	(10.7)
Returns reinvested	2.8	3.5	3.7	3.3	13.3	2.5
Balance as of the end of the period	$304.8	$296.2	$291.0	$284.0	$284.0	$276.1

Fixed interest annuities
Balance as of the beginning of the period	$100.3	$99.7	$97.2	$94.7	$100.3	$94.2
Gross deposits	0.1	—	—	0.1	0.2	0.1
Withdrawals	(2.9)	(3.7)	(3.8)	(2.6)	(13.0)	(3.4)
Returns reinvested	2.2	1.2	1.3	2.0	6.7	1.1
Balance as of the end of the period	$99.7	$97.2	$94.7	$94.2	$94.2	$92.0

Total annuities
Balance as of the beginning of the period	$413.7	$404.5	$393.4	$385.7	$413.7	$378.2
Gross deposits	0.3	0.2	0.1	0.3	0.9	0.4
Withdrawals	(14.5)	(16.0)	(12.8)	(13.1)	(56.4)	(14.1)
Returns reinvested	5.0	4.7	5.0	5.3	20.0	3.6
Balance as of the end of the period	$404.5	$393.4	$385.7	$378.2	$378.2	$368.1

CNO Financial Group, Inc.
Washington National
Present value of future profits (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Balance, beginning of period	$266.8	$259.1	$253.2	$248.3	$266.8	$243.7
Amortization related to operations	(5.3)	(5.7)	(5.1)	(4.8)	(20.9)	(5.2)
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	(2.4)	(0.2)	0.2	0.2	(2.2)	0.4
Balance, end of period	$259.1	$253.2	$248.3	$243.7	$243.7	$238.9

Deferred acquisition costs (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Balance, beginning of period	$299.9	$304.1	$302.3	$307.0	$299.9	$310.8
Deferred acquisition expenses	14.6	14.1	13.7	13.9	56.3	14.2
Amortization related to operations	(9.0)	(9.6)	(9.2)	(10.1)	(37.9)	(9.3)
Amortization related to net realized investment (gains) losses	—	—	—	—	—	—
Amortization related to fair value changes in embedded derivative liabilities	0.1	—	(0.1)	(0.3)	(0.3)	(0.5)
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	(1.5)	(6.3)	0.3	0.3	(7.2)	5.0
Balance, end of period	$304.1	$302.3	$307.0	$310.8	$310.8	$320.2

CNO Financial Group, Inc.
Colonial Penn
Analysis of income (loss) before taxes (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Insurance policy income	$73.0	$73.0	$73.1	$72.7	$291.8	$74.1
Net investment income on general account invested assets	10.9	11.2	11.0	11.3	44.4	11.0
Fee revenue and other income	0.2	0.4	0.3	0.4	1.3	0.5
Total revenues	84.1	84.6	84.4	84.4	337.5	85.6

Insurance policy benefits	52.6	50.2	47.5	48.7	199.0	56.5
Amounts added to annuity and interest-sensitive life product account balances	0.1	0.2	0.2	0.1	0.6	0.2
Amortization related to operations	4.0	4.0	3.9	4.4	16.3	4.6
Interest expense on investment borrowings	0.2	0.2	0.3	0.2	0.9	0.3
Other operating costs and expenses	27.5	22.0	23.5	25.1	98.1	25.5
Total benefits and expenses	84.4	76.6	75.4	78.5	314.9	87.1
Adjusted EBIT (4)	$(0.3)	$8.0	$9.0	$5.9	$22.6	$(1.5)

Average liabilities for insurance products (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

SPIAs - mortality based	$72.6	$72.7	$73.6	$73.1	$73.0	$71.8
Health:
Medicare supplement	6.0	5.7	5.6	5.5	5.7	5.3
Other health	4.1	4.1	4.1	4.0	4.1	3.9
Life:
Interest sensitive	15.8	15.6	15.4	15.3	15.5	15.2
Non-interest sensitive	708.0	714.9	720.1	726.9	717.5	732.7
Total average liabilities for insurance products, net of reinsurance ceded	$806.5	$813.0	$818.8	$824.8	$815.8	$828.9

Present value of future profits (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Balance, beginning of period	$39.5	$38.4	$37.3	$36.1	$39.5	$34.8
Amortization related to operations	(1.1)	(1.1)	(1.2)	(1.3)	(4.7)	(1.1)
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	—	—	—	—	—	—
Balance, end of period	$38.4	$37.3	$36.1	$34.8	$34.8	$33.7

Deferred acquisition costs (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Balance, beginning of period	$98.6	$102.6	$106.0	$108.3	$98.6	$109.5
Deferred acquisition expenses	6.9	6.3	5.0	4.3	22.5	5.8
Amortization related to operations	(2.9)	(2.9)	(2.7)	(3.1)	(11.6)	(3.5)
Balance, end of period	$102.6	$106.0	$108.3	$109.5	$109.5	$111.8

Colonial Penn Segment Adjusted EBIT
Summarized by Inforce and New Business (6)
(in millions)

CNO Financial Group, Inc.
Adjusted EBIT from Inforce Business	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Revenues
Insurance policy income	$59.6	$60.2	$61.0	$61.0	$241.8	$62.5
Net investment income	10.9	11.2	11.0	11.3	44.4	11.0
Fee revenue and other income	0.2	0.4	0.3	0.4	1.3	0.5
Total revenues	70.7	71.8	72.3	72.7	287.5	74.0

Benefits and expenses
Insurance policy benefits	44.6	42.6	40.3	41.7	169.2	49.7
Interest expense	0.2	0.2	0.3	0.2	0.9	0.3
Amortization	3.8	3.8	3.7	4.3	15.6	4.4
Other operating costs and expenses	8.0	7.8	8.2	9.0	33.0	8.5
Total benefits and expenses	56.6	54.4	52.5	55.2	218.7	62.9
Adjusted EBIT from Inforce Business	$14.1	$17.4	$19.8	$17.5	$68.8	$11.1

Adjusted EBIT from New Business

Revenues
Insurance policy income	$13.4	$12.8	$12.1	$11.7	$50.0	$11.6
Net investment income	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—
Total revenues	13.4	12.8	12.1	11.7	50.0	11.6

Benefits and expenses
Insurance policy benefits	8.1	7.8	7.4	7.1	30.4	7.0
Interest expense	—	—	—	—	—	—
Amortization	0.2	0.2	0.2	0.1	0.7	0.2
Other operating costs and expenses	19.5	14.2	15.3	16.1	65.1	17.0
Total benefits and expenses	27.8	22.2	22.9	23.3	96.2	24.2
Adjusted EBIT from New Business	$(14.4)	$(9.4)	$(10.8)	$(11.6)	$(46.2)	$(12.6)

Adjusted EBIT from Inforce and New Business

Revenues
Insurance policy income	$73.0	$73.0	$73.1	$72.7	$291.8	$74.1
Net investment income	10.9	11.2	11.0	11.3	44.4	11.0
Fee revenue and other income	0.2	0.4	0.3	0.4	1.3	0.5
Total revenues	84.1	84.6	84.4	84.4	337.5	85.6

Benefits and expenses
Insurance policy benefits	52.7	50.4	47.7	48.8	199.6	56.7
Interest expense	0.2	0.2	0.3	0.2	0.9	0.3
Amortization	4.0	4.0	3.9	4.4	16.3	4.6
Other operating costs and expenses	27.5	22.0	23.5	25.1	98.1	25.5
Total benefits and expenses	84.4	76.6	75.4	78.5	314.9	87.1
Adjusted EBIT from Inforce and New Business	$(0.3)	$8.0	$9.0	$5.9	$22.6	$(1.5)

CNO Financial Group, Inc.
Long-term care in run-off
Analysis of income (loss) before taxes (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Insurance policy income	$4.6	$4.5	$4.2	$4.2	$17.5	$4.1
Net investment income on general account invested assets	9.7	10.0	6.8	8.1	34.6	8.4
Total revenues	14.3	14.5	11.0	12.3	52.1	12.5

Insurance policy benefits	13.2	12.0	11.4	10.7	47.3	12.0
Other operating costs and expenses	0.7	0.8	0.6	1.0	3.1	0.5
Total benefits and expenses	13.9	12.8	12.0	11.7	50.4	12.5
Adjusted EBIT (4)	$0.4	$1.7	$(1.0)	$0.6	$1.7	$—

Health underwriting margins (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18
Long-term care:
Earned premium	$4.6	$4.5	$4.2	$4.2	$17.5	$4.1
Benefit ratio before interest income on reserves	286.5%	268.2%	274.3%	251.7%	270.5%	293.1%
Interest-adjusted benefit ratio	128.1%	104.6%	99.4%	82.2%	104.1%	117.9%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$(1.3)	$(0.2)	$0.1	$0.7	$(0.7)	$(0.7)

Average liabilities for insurance products (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18
Health:
Long-term care	$560.7	$573.2	$579.6	$576.2	$572.4	$562.3
Total average liabilities for insurance products	$560.7	$573.2	$579.6	$576.2	$572.4	$562.3

CNO Financial Group, Inc.
Corporate Operations
Analysis of loss before taxes (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Net investment income (loss):
General investment portfolio	$0.9	$1.4	$1.4	$1.9	$5.6	$2.2
Other special-purpose portfolios	9.5	6.0	5.6	8.8	29.9	(1.0)
Fee revenue and other income	2.4	2.3	1.8	2.0	8.5	1.8
Other operating costs and expenses	(21.7)	(22.9)	(23.7)	(16.0)	(84.3)	(18.5)
Corporate operations, excluding corporate interest expense	(8.9)	(13.2)	(14.9)	(3.3)	(40.3)	(15.5)
Interest expense on corporate debt	(11.5)	(11.6)	(11.7)	(11.7)	(46.5)	(11.9)
Operating loss before taxes	$(20.4)	$(24.8)	$(26.6)	$(15.0)	$(86.8)	$(27.4)

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Annuities

Fixed index (first-year)	$235.3	$247.2	$222.6	$259.6	$964.7	$235.4

Other fixed interest (first-year)	20.6	15.1	12.9	11.2	59.8	14.5
Other fixed interest (renewal)	1.6	2.0	1.0	1.5	6.1	1.5
Subtotal - other fixed interest annuities	22.2	17.1	13.9	12.7	65.9	16.0

Total annuities	257.5	264.3	236.5	272.3	1,030.6	251.4

Health

Medicare supplement (first-year)	17.5	17.6	16.8	17.4	69.3	15.4
Medicare supplement (renewal)	174.2	162.1	160.4	173.4	670.1	172.9
Subtotal - Medicare supplement	191.7	179.7	177.2	190.8	739.4	188.3

Long-term care (first-year)	4.2	4.1	3.8	3.9	16.0	3.7
Long-term care (renewal)	112.8	108.0	103.5	105.0	429.3	106.6
Subtotal - long-term care	117.0	112.1	107.3	108.9	445.3	110.3

Supplemental health (first-year)	1.4	1.3	1.1	1.2	5.0	1.1
Supplemental health (renewal)	4.3	4.3	4.4	4.6	17.6	4.7
Subtotal - supplemental health	5.7	5.6	5.5	5.8	22.6	5.8

Other health (first-year)	0.2	0.2	0.2	0.2	0.8	0.2
Other health (renewal)	1.4	1.3	1.3	1.3	5.3	1.3
Subtotal - other health	1.6	1.5	1.5	1.5	6.1	1.5

Total health	316.0	298.9	291.5	307.0	1,213.4	305.9

Life insurance

Traditional (first-year)	20.2	22.1	19.8	20.5	82.6	18.5
Traditional (renewal)	54.1	54.3	53.9	55.0	217.3	55.7
Subtotal - traditional	74.3	76.4	73.7	75.5	299.9	74.2

Interest-sensitive (first-year)	11.7	12.3	11.0	12.4	47.4	10.7
Interest-sensitive (renewal)	28.3	28.7	29.0	29.1	115.1	30.3
Subtotal - interest-sensitive	40.0	41.0	40.0	41.5	162.5	41.0

Total life insurance	114.3	117.4	113.7	117.0	462.4	115.2

Collections on insurance products

Total first-year premium collections on insurance products	311.1	319.9	288.2	326.4	1,245.6	299.5
Total renewal premium collections on insurance products	376.7	360.7	353.5	369.9	1,460.8	373.0

Total collections on insurance products	$687.8	$680.6	$641.7	$696.3	$2,706.4	$672.5

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Health

Medicare supplement (renewal)	$14.4	$12.6	$11.7	$12.9	$51.6	$12.5

Supplemental health (first-year)	19.0	18.4	17.8	18.0	73.2	18.3
Supplemental health (renewal)	131.1	128.6	127.0	129.2	515.9	136.9
Subtotal - supplemental health	150.1	147.0	144.8	147.2	589.1	155.2

Other health (first-year)	0.1	—	0.1	0.1	0.3	0.1
Other health (renewal)	0.4	0.4	0.3	0.4	1.5	0.4
Subtotal - other health	0.5	0.4	0.4	0.5	1.8	0.5

Total health	165.0	160.0	156.9	160.6	642.5	168.2

Life insurance

Traditional (first-year)	0.2	0.2	0.1	0.2	0.7	0.1
Traditional (renewal)	2.6	2.6	2.5	2.5	10.2	2.5
Subtotal - traditional	2.8	2.8	2.6	2.7	10.9	2.6

Interest-sensitive (first-year)	1.2	1.1	0.9	1.0	4.2	1.2
Interest-sensitive (renewal)	3.9	3.4	3.6	4.0	14.9	3.8
Subtotal - interest-sensitive	5.1	4.5	4.5	5.0	19.1	5.0

Total life insurance	7.9	7.3	7.1	7.7	30.0	7.6

Annuities

Fixed index (renewal)	0.2	0.1	0.1	0.2	0.6	0.3

Other fixed interest (renewal)	—	0.1	0.1	0.1	0.3	0.1

Total annuities	0.2	0.2	0.2	0.3	0.9	0.4

Collections on insurance products

Total first-year premium collections on insurance products	20.5	19.7	18.9	19.3	78.4	19.7
Total renewal premium collections on insurance products	152.6	147.8	145.3	149.3	595.0	156.5

Total collections on insurance products	$173.1	$167.5	$164.2	$168.6	$673.4	$176.2

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Life insurance

Traditional (first-year)	$13.7	$12.7	$12.1	$11.6	$50.1	$11.9
Traditional (renewal)	60.2	59.2	60.0	59.9	239.3	62.9
Subtotal - traditional	73.9	71.9	72.1	71.5	289.4	74.8

Interest-sensitive (all renewal)	0.1	—	0.1	—	0.2	—

Total life insurance	74.0	71.9	72.2	71.5	289.6	74.8

Health (all renewal)

Medicare supplement	0.5	0.5	0.4	0.5	1.9	0.4

Other health	—	0.1	—	—	0.1	0.1

Total health	0.5	0.6	0.4	0.5	2.0	0.5

Collections on insurance products

Total first-year premium collections on insurance products	13.7	12.7	12.1	11.6	50.1	11.9
Total renewal premium collections on insurance products	60.8	59.8	60.5	60.4	241.5	63.4

Total collections on insurance products	$74.5	$72.5	$72.6	$72.0	$291.6	$75.3

CNO Financial Group, Inc.
Long-term care in run-off
Premiums collected on insurance products (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Long-term care (renewal)	$4.6	$4.4	$3.9	$4.0	$16.9	$4.1

Total collections on insurance products	$4.6	$4.4	$3.9	$4.0	$16.9	$4.1

CNO Financial Group, Inc.
First-year collected premiums (in millions)

Bankers Life	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Medicare supplement	$17.5	$17.6	$16.8	$17.4	$69.3	$15.4
Long-term care	4.2	4.1	3.8	3.9	16.0	3.7
Supplemental health and other health	1.6	1.5	1.3	1.4	5.8	1.3
Life	31.9	34.4	30.8	32.9	130.0	29.2
Annuity	255.9	262.3	235.5	270.8	1,024.5	249.9
Subtotal Bankers Life	311.1	319.9	288.2	326.4	1,245.6	299.5

Washington National

Supplemental health and other health	19.1	18.4	17.9	18.1	73.5	18.4
Life	1.4	1.3	1.0	1.2	4.9	1.3
Annuity	—	—	—	—	—	—
Subtotal Washington National	20.5	19.7	18.9	19.3	78.4	19.7

Colonial Penn

Life	13.7	12.7	12.1	11.6	50.1	11.9

Total first-year collected premiums	$345.3	$352.3	$319.2	$357.3	$1,374.1	$331.1

CNO Financial Group, Inc.
Life and Health New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q17	2Q17	3Q17	4Q17	2017	1Q18

Medicare supplement	$16.1	$15.4	$14.4	$20.0	$65.9	$12.9
Long-term care	5.7	5.2	4.6	5.1	20.6	5.0
Supplemental health and other health	1.7	1.4	1.3	1.9	6.3	1.3
Life	18.0	18.2	16.3	16.5	69.0	16.5
Subtotal Bankers Life	41.5	40.2	36.6	43.5	161.8	35.7

Washington National

Supplemental health	22.9	23.9	22.8	24.8	94.4	22.0
Life	1.7	1.7	2.0	2.3	7.7	1.8
Subtotal Washington National	24.6	25.6	24.8	27.1	102.1	23.8

Colonial Penn

Life	21.8	16.1	16.0	14.8	68.7	18.6

Total NAP	$87.9	$81.9	$77.4	$85.4	$332.6	$78.1

CNO Financial Group, Inc.
Total Policies Inforce

	1Q17	2Q17	3Q17	4Q17	1Q18
Policies inforce:
Bankers Life	1,519,474	1,515,445	1,510,160	1,500,573	1,485,235
Washington National	964,642	964,519	963,141	964,138	969,525
Colonial Penn	853,307	849,353	845,135	840,979	841,944
Long-term care in run-off	10,068	9,769	9,473	9,265	9,044
Total policies inforce	3,347,491	3,339,086	3,327,909	3,314,955	3,305,748
Third party policies inforce sold by
Bankers Life agents	154,005	156,308	155,430	171,421	162,784
Total policies inforce and third party policies
inforce sold by Bankers Life agents	3,501,496	3,495,394	3,483,339	3,486,376	3,468,532

CNO Financial Group, Inc.
Statutory information - consolidated basis (7) (in millions)	1Q17	2Q17	3Q17	4Q17	2017	1Q18 (a)

Net gain from operations before interest expense and federal income taxes	$93.9	$93.8	$106.2	$117.4	$411.3	$65.1
Interest expense on surplus debentures held by parent company	12.0	12.2	20.4	12.2	56.8	12.0

Net gain from operations before federal income taxes	81.9	81.6	85.8	105.2	354.5	53.1
Federal income tax expense (benefit)	11.3	(13.8)	(5.1)	(0.1)	(7.7)	1.6

Net gain from operations before net realized capital gains (losses)	70.6	95.4	90.9	105.3	362.2	51.5
Net realized capital gains (losses)	(8.6)	(0.8)	0.6	(1.1)	(9.9)	3.7

Net income	$62.0	$94.6	$91.5	$104.2	$352.3	$55.2

Capital and surplus	$1,904.7	$1,968.0	$1,920.7	$1,904.4	$1,904.4	$1,918.9
Asset valuation reserve (AVR)	258.0	248.8	258.3	246.8	246.8	264.7

Capital, surplus and AVR	2,162.7	2,216.8	2,179.0	2,151.2	2,151.2	2,183.6

Interest maintenance reserve (IMR)	481.8	482.4	493.2	487.0	487.0	479.4

Total statutory capital, surplus, AVR & IMR	$2,644.5	$2,699.2	$2,672.2	$2,638.2	$2,638.2	$2,663.0

(a)  Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 1Q18 will be filed with the respective insurance regulators on or about May 15, 2018.

Notes

(1) Excludes accumulated other comprehensive income. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

(2) Shareholders' equity divided by common shares outstanding.

(3) Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.

(4) Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, other non-operating items, corporate interest expense and taxes (“Adjusted EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because these items are unrelated to the company's underlying fundamentals.

(5) Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses, net of related amortization and taxes; (ii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (iii) fair value changes related to the agent deferred compensation plan, net of taxes; (iv) changes in the valuation allowance for deferred tax assets and other tax items; and (v) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(6) Management believes that an analysis of Adjusted EBIT for Colonial Penn, separated between inforce and new business provides increased clarity for this segment as the vast majority of the costs to generate new business in this segment are not deferrable and Adjusted EBIT will fluctuate based on management's decisions on how much marketing costs to incur in each period. Adjusted EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. Adjusted EBIT from inforce business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and inforce business is based on estimates, which we believe are reasonable.

(7)
Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.